CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLET ACT OF 2002




     I, Allan Z. Loren, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of The Dun & Bradstreet Corporation (the "Company") for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            By:  /s/ ALLAN Z. LOREN
                                            ------------------------------------
                                            Allan Z. Loren
                                            Chairman and Chief Executive Officer
May 14, 2003


     A signed original of this written statement required by Section 906 has been provided to The Dun & Bradstreet Corporation and will be retained by The Dun & Bradstreet Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




     I, Sara Mathew, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of The Dun & Bradstreet Corporation (the "Company") for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              By:  /s/ SARA MATHEW
                                              ----------------------------------
                                              Sara Mathew
                                              Senior Vice President and
                                              Chief Financial Officer
May 14, 2003

     A signed original of this written statement required by Section 906 has been provided to The Dun & Bradstreet Corporation and will be retained by The Dun & Bradstreet Corporation and furnished to the Securities and Exchange Commission or its staff upon request.